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                                                                   EXHIBIT 23(b)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         We consent to the incorporation herein by reference of our report dated January 21, 1994 and to the reference to our firm under the heading Experts.


                                                    KPMG Peat Marwick LLP


Memphis, Tennessee
November 30, 1994